MEMBERS Mutual Funds

Supplement Dated September 30, 2009 to the Prospectus

This Supplement dated September 30, 2009 amends the Prospectus of MEMBERS Mutual Funds dated February 28, 2009, as supplemented April 16, 2009 and July 1, 2009. Please keep this Supplement with your records.

Target Allocation Funds

Pages 1, 4, and 7: Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds – Change in Portfolio Management Team

     Effective September 30, 2009, David Hottmann replaced Scott Opsal as co-portfolio manager of the fund. Mr. Hottmann joined Madison Asset Management, LLC (“Madison”) as a senior member of the firm’s asset allocation team in September 2009.  Prior to joining the firm, Mr. Hottmann was the chief investment officer at ACS Johnson Investment Advisors, his employer since 1999.  Mr. Hottmann is a Chartered Financial Analyst (CFA) and a Certified Public Accountant (CPA).  He is a graduate of the University of Wisconsin-Madison.

Page 54: Portfolio Management: Target Allocation Funds

     All other references to Mr. Opsal contained in this section of the Prospectus relating to the Target Allocation Funds are replaced with Mr. Hottmann.

Large Cap Value Fund

Page 19: Large Cap Value Fund – Change in Portfolio Management Team

Effective September 30, 2009, Scott Opsal is no longer serving as a co-portfolio manager of the fund. Instead, John Brown will be the sole portfolio manger for the fund.

Page 54: Portfolio Management: Large Cap Value Fund

     All other references to Mr. Opsal contained in this section of the Prospectus relating to the Large Cap Value Fund are deleted.

Small Cap Growth Fund – Merger into Small Cap Value Fund

Madison, the investment adviser to the Small Cap Growth Fund (the “Growth Fund”), has recommended, and the fund’s board of trustees has approved, the merger of the fund with and into the Small Cap Value Fund (the “Value Fund”), an equity fund which, like the Growth Fund, seeks long-term capital appreciation as its investment objective. The Growth Fund’s board of trustees believes this merger is in the best interests of fund shareholders for several reasons. The Growth Fund’s shareholders will become investors in a fund with an identical investment objective and the same fundamental and non-fundamental investment policies. In addition, the two funds have substantially similar risk/return profiles and while their portfolio holdings differ, both funds concentrate their investments in substantially the same industries with securities having identical market capitalizations. Moreover, there will be no increase in fees for Growth Fund shareholders who become shareholders of the Value Fund, as the funds have the same management fee and the same overall expense ratio. Finally, given the convergence of growth and value investing, it is difficult to distinguish between the two, particularly in the small cap arena.

As a result of the merger, the Growth Fund, which is managed by Madison and subadvised by Paradigm Asset Management Company (“Paradigm”), will be terminated and the Value Fund, which is managed by Madison and subadvised by Wellington Management Company (“Wellington”), will be the surviving fund. Upon completion of the merger, the Value Fund will change its name to the “Small Cap Fund”.

Madison believes that optimizing its equity fund lineup, while still offering breadth and depth across asset classes, will make it easier for shareholders to differentiate funds and may increase the combined fund’s prospects for increased sales and economies of scale. In addition, Madison believes this merger represents the most effective use of investment resources and creates an environment with the best opportunity for successful long-term investing on behalf of shareholders.

Subject to a number of conditions, the merger is expected to be effective on November 30, 2009 and will be effected at the relative net asset values of the funds as of the close of business on the prior business day. Shares of each class of the Growth Fund will, in effect, be converted into shares of the same class of the Value Fund with the same aggregate net asset value. No sales loads will be charged on the exchange of Class A shares of the Growth Fund for Class A shares of the Value Fund, and Class B shareholders of the Growth Fund who exchange their shares of the Growth Fund for Class B shares of the Value Fund will receive credit for the period during which they held their Class B shares of the Growth Fund for purposes of determining contingent deferred sales charges on the newly issued shares. The merger is expected to be tax-free to shareholders of the Growth Fund.

To align the portfolios of the Growth Fund and the Value Fund, it is possible that certain of the Growth Fund’s portfolio securities will be sold before the merger. These transactions, if any, will result in brokerage commissions and other transaction costs, and may result in realization of capital gains that would be distributed to shareholders as taxable distributions.

Effective November 1, 2009, the Growth Fund will be closed to new accounts, and to the extent practicable, new investments in existing accounts.

For more information about the Value Fund, please review the prospectus of the fund located at www.membersfunds.com or call 1-800-877-6089 for a prospectus. In addition, shareholders of the Growth Fund as of October 15, 2009 will receive a combination information statement/prospectus which describes the merger in more detail, as well as provides additional information about the Value Fund. Please note, however, that shareholders are not required to vote on the merger and their approval is not being sought.

Small Cap Value Fund

     Effective November 30, 2009, the Small Cap Value Fund will change its name to the “Small Cap Fund”.

Supplement dated September 30, 2009 to
MEMBERS Mutual Funds
Statement of Additional Information dated February 28, 2009 (“SAI”)

Effective September 30, 2009, David Hottmann replaced Scott Opsal as co-portfolio manager of the following funds: Conservative Allocation Fund , Moderate Allocation Fund and Aggressive Allocation Fund. As noted in Mr. Hottmann’s biographical information set forth in the Prospectus, because Mr. Hottmann is new to the firm, there is no information to report regarding his management of other registered investment companies, pooled investment vehicles or other accounts for Madison or its affiliates. As of September 30, 2009, Mr. Hottmann did not own equity securities in the Trust’s funds.

In addition, effective the same date, John Brown is the sole portfolio manager for the Large Cap Value Fund.